Exhibit 99.1

IMS Health Reports $0.29 Earnings Per Share for 2003 Third Quarter


    FAIRFIELD, Conn.--(BUSINESS WIRE)--Oct. 22, 2003--

         Third-Quarter 2003 Revenue Rises 13 Percent Reported,
                       8 Percent Constant Dollar

    IMS Health (NYSE: RX) today reported third-quarter diluted earnings per share of $0.29 on both an SEC-reported and adjusted basis, compared with $0.29 on an SEC-reported basis and $0.27 on an adjusted basis in the year-earlier quarter. Revenue for the three months ended September 30, 2003 grew to $346.0 million. Adjusted results are used by management to measure the performance of IMS core operations, and exclude gains and losses on non-core transactions, severance and impairment charges and certain other items. Investors should review the detailed reconciliation of adjusted results to SEC-reported results included in Tables 3, 4, 7 and 8 and accompanying notes. IMS is the world's leading provider of information solutions to the pharmaceutical and healthcare industries.
    "IMS delivered a strong performance for the third quarter and we continue to see the results of our enhanced customer focus and execution," said David Thomas, IMS chairman and chief executive officer. "We're driving new growth for both IMS and our customers, and sustaining the momentum built earlier in the year. Our underlying revenue growth is accelerating, our free cash flow is strong and we remain on track to achieve our 2003 full-year targets."

    Third-Quarter 2003 Results

    Revenue for the 2003 third quarter totaled $346.0 million, up 13 percent on a reported basis. When calculated on a constant-dollar basis, which eliminates the impact of year-over-year foreign exchange fluctuations, quarterly revenue grew 8 percent from the third quarter of 2002. Operating income was $107.9 million, compared with $110.5 million in the year-earlier quarter, down 2 percent. Net income for the quarter totaled $69.2 million on both an SEC-reported and adjusted basis. This compares with net income of $82.3 million on an SEC-reported basis in the year-earlier quarter, a 16 percent decline, and $76.7 million on an adjusted basis in the 2002 third quarter, down 10 percent. SEC-reported earnings per share on a diluted basis was $0.29, equal to the year-earlier quarter. Adjusted diluted earnings per share of $0.29 in the 2003 third quarter increased 7 percent over the 2002 third quarter.
    Adjusted results for the third quarter of 2003 include certain net pre-tax charges totaling approximately $6.0 million. See Tables 3 and 7 for a reconciliation between SEC and adjusted results for the 2003 third quarter and first nine months, respectively, and Tables 4 and 8 for a reconciliation between SEC and adjusted results for the 2002 third quarter and first nine months, respectively.

    Share Repurchase Program

    During the third quarter of 2003, IMS purchased approximately 0.2 million shares of company stock at an average price of $17.97 per share, for a total cost of $4.4 million. In April 2003, the board authorized the company to buy up to 10 million additional IMS shares under a new stock repurchase program. Approximately 9.2 million shares remain available under this program as of September 30, 2003.

    Consolidated Balance Sheet Highlights

    IMS's cash, cash equivalents and short-term marketable securities as of September 30, 2003 totaled $341.7 million, compared with $289.3 million on December 31, 2002. Total debt as of September 30, 2003 was $528.3 million, down from $529.8 million at the end of 2002. The December 31, 2002 balance sheet has been restated to present CTS on a discontinued operations basis (see Table 9).

    Analyst Conference Call, Presentation Slides

    Executive management will review the company's performance during a conference call with analysts at 8:30 a.m. Eastern Time on Thursday, October 23, 2003. Details for accessing the call can be found on the IMS website - www.imshealth.com. Prior to the call, a copy of this press release and any other financial and statistical information presented during the analyst conference call will be made available in the "Investors" area of IMS's website, under "Presentations & Analyst Calls."

    About IMS

    Operating in more than 100 countries, IMS is the world's leading provider of information solutions to the pharmaceutical and healthcare industries. With $1.4 billion in 2002 revenue and nearly 50 years of industry experience, IMS offers leading-edge business intelligence products and services that are integral to clients' day-to-day operations, including marketing effectiveness solutions for prescription and over-the-counter pharmaceutical products; sales optimization solutions to increase pharmaceutical sales force productivity; and consulting and customized services that turn information into actionable insights.

    This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Although IMS Health believes the expectations contained in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. This information may involve risks and uncertainties that could cause actual results of IMS Health to differ materially from the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to (i) the risks associated with operating on a global basis, including fluctuations in the value of foreign currencies relative to the U.S. dollar, and the ability to successfully hedge such risks,
(ii) to the extent IMS Health seeks growth through acquisitions and joint ventures, the ability to identify, consummate and integrate acquisitions and ventures on satisfactory terms, (iii) the ability to develop new or advanced technologies and systems for its businesses on time and on a cost-effective basis, and the ability to implement cost-containment measures, (iv) regulatory, legislative and enforcement initiatives, particularly in the areas of medical privacy and tax, (v) to the extent unforeseen cash needs arise, the ability to obtain financing on favorable terms, and (vi) deterioration in economic conditions, particularly in the pharmaceutical, healthcare or other industries in which IMS Health's customers operate. Additional information on factors that may affect the business and financial results of the Company can be found in filings of the Company made from time to time with the Securities and Exchange Commission.


                                Table 1
                              IMS Health
                       SEC Income Statement (a)
                    Three Months Ended September 30
               (unaudited, in millions except per share)


                                                 2003    2002   % Fav
                                                  SEC    SEC   (Unfav)
                                              ------------------------
Revenue
   Sales Management                              $206.8 $187.0    11 %
   Market Research                                125.3  106.0    18
   Other                                           13.9   13.0     6
                                              --------- -------
   Total                                          346.0  306.0    13

Operating Expenses
   Operating Costs                               (138.0)(110.7)  (25)
   Selling and Administrative                     (81.7) (70.4)  (16)
   Depreciation and Amortization                  (18.4) (14.4)  (28)
                                              ---------  ------
   Total                                         (238.0)(195.5)  (22)

Operating Income                                  107.9  110.5    (2)

Interest expense, net                              (2.9)  (2.4)
Gains from investments, net (d)                     2.0    1.2
Loss on issuance of investees' stock, net (e)      (0.1)  (0.5)
Other expense, net (f)                             (1.1)  (1.5)
                                              -----------------
Pretax Income                                     105.7  107.3    (1)

Provision for Income Taxes (g)                    (36.7) (33.2)
TriZetto Equity Income (Loss), Net (b)              0.2   (0.4)
                                              ---------- ------
Net Income from continuing operations              69.2   73.6    (6)

Income from discontinued operations - CTS (c)       0.0    8.6
                                              -----------------
Net Income                                        $69.2  $82.3   (16)

Diluted EPS:
      Income from continuing operations            0.29   0.26
      Income from discontinued operations -
       CTS (c)                                     0.00   0.03
                                              -----------------
      Total Diluted EPS                           $0.29  $0.29     0 %

Shares Outstanding:
   Weighted Average Diluted                       241.8  283.3    15 %
   End-of-Period Actual                           239.5  281.4    15


    The accompanying notes are an integral part of these financial tables.



                                Table 2
                              IMS Health
                     Adjusted Income Statement (a)
                    Three Months Ended September 30
               (unaudited, in millions except per share)

                                   2003      2002  % Fav   Constant $
                                 Adjusted Adjusted (Unfav)   Growth
                                 -----------------------------------
Revenue
   Sales Management              $206.8    $187.0    11 %      5 %
   Market Research                125.3     106.0    18       13
   Other                           13.9      13.0     6        4
                               -------------------
   Total                          346.0     306.0    13        8

Operating Expenses
   Operating Costs               (138.0)   (110.7)  (25)
   Selling and Administrative     (81.7)    (70.4)  (16)
   Depreciation and
    Amortization                  (18.4)    (14.4)  (28)
                               -------------------
   Total                         (238.0)   (195.5)  (22)

Operating Income                  107.9     110.5    (2)      (7)

Interest expense, net              (2.9)     (2.4)  (22)
Other expense, net                 (5.3)     (4.9)   (7)
                              -------------------
Pretax Income                      99.7     103.2    (3)

Provision for Income Taxes        (30.7)    (32.4)    5
TriZetto Equity Income (Loss),
 Net (b)                            0.2      (0.4)   NM
                              -------------------
Net Income from continuing
 operations                        69.2      70.4    (2)%

Income from discontinued operations
 - CTS (c)                          0.0       6.3  (100)
                              --------------------
Net Income                        $69.2     $76.7   (10)%

Diluted EPS:
      Income from continuing
       operations                  0.29      0.25    16
      Income from discontinued
       operations - CTS (c)        0.00      0.02  (100)
                               -------------------
      Total Diluted EPS           $0.29     $0.27     7 %

Shares Outstanding:
   Weighted Average Diluted       241.8     283.3    15 %
   End-of-Period Actual           239.5     281.4    15

    The accompanying notes are an integral part of these financial tables.



                                Table 3
                              IMS Health
       Reconciliation from SEC to Adjusted Income Statement (a)
                 Three Months Ended September 30, 2003
               (unaudited, in millions except per share)


                                                              Adjusted
                                           SEC Q3 Adjustments    Q3
                                           ---------------------------
Revenue
   Sales Management                        $206.8    $0.0      $206.8
   Market Research                          125.3     0.0       125.3
   Other                                     13.9     0.0        13.9
                                           -------  ------     ------
   Total                                    346.0     0.0       346.0

Operating Expenses
   Operating Costs                         (138.0)    0.0      (138.0)
   Selling and Administrative               (81.7)    0.0       (81.7)
   Depreciation and Amortization            (18.4)    0.0       (18.4)
                                           -------- ------     ------
   Total                                   (238.0)    0.0      (238.0)

Operating Income                            107.9     0.0       107.9

Interest expense, net                        (2.9)    0.0        (2.9)
Gains from investments, net (d)               2.0    (2.0)        0.0
Loss on issuance of investees' stock,
 net (e)                                     (0.1)    0.1         0.0
Other expense, net (f)                       (1.1)   (4.2)       (5.3)
                                           ------- -------     ------
Pretax Income                               105.7    (6.0)       99.7

Provision for Income Taxes (g)              (36.7)    6.0       (30.7)
TriZetto Equity Income, Net (b)               0.2     0.0         0.2
                                           ------- -------      ------
Net Income from continuing operations        69.2     0.0        69.2

Income from discontinued operations
 - CTS (c)                                    0.0     0.0         0.0
                                           ------- ------       ------
Net Income                                  $69.2     0.0       $69.2

Diluted EPS:
      Income from continuing operations      0.29    0.00        0.29
      Income from discontinued operations -
       CTS (c)                               0.00    0.00        0.00
                                           ------- -------      ------
      Total Diluted EPS                     $0.29    0.00       $0.29

Shares Outstanding:
   Weighted Average Diluted                 241.8     0.0       241.8
   End-of-Period Actual                     239.5     0.0       239.5

    The accompanying notes are an integral part of these financial tables.




                                Table 4
                              IMS Health
       Reconciliation from SEC to Adjusted Income Statement (a)
                 Three Months Ended September 30 2002
               (unaudited, in millions except per share)


                                                              Adjusted
                                           SEC Q3 Adjustments    Q3
                                           ---------------------------
Revenue
   Sales Management                        $187.0       $0.0   $187.0
   Market Research                          106.0        0.0    106.0
   Other                                     13.0        0.0     13.0
                                           ---------  -------- -------
   Total                                    306.0        0.0    306.0

Operating Expenses
   Operating Costs                         (110.7)       0.0   (110.7)
   Selling and Administrative               (70.4)       0.0    (70.4)
   Depreciation and Amortization            (14.4)       0.0    (14.4)
                                           ---------  -------- -------
   Total                                   (195.5)       0.0   (195.5)

Operating Income                            110.5        0.0    110.5

Interest expense, net                        (2.4)       0.0     (2.4)
Gains from investments, net (d)               1.2       (1.2)     0.0
Loss on issuance of investees' stock,
 net (e)                                     (0.5)       0.5      0.0
Other expense, net (f)                       (1.5)      (3.4)    (4.9)
                                           --------  --------- -------
Pretax Income                               107.3       (4.1)   103.2

Provision for Income Taxes (g)              (33.2)       0.8    (32.4)
TriZetto Equity Loss, Net (b)                (0.4)       0.0     (0.4)
                                           --------  --------- -------
Net Income from continuing operations        73.6       (3.2)    70.4

Income from discontinued operations - CTS
 (c)                                          8.6       (2.3)     6.3
                                           --------  --------- -------
Net Income                                  $82.3       (5.6)   $76.7

Diluted EPS:
      Income from continuing operations      0.26      (0.01)    0.25
      Income from discontinued operations -
       CTS (c)                               0.03      (0.01)    0.02
                                           --------  --------- -------
      Total Diluted EPS                     $0.29      (0.02)   $0.27

Shares Outstanding:
   Weighted Average Diluted                 283.3        0.0    283.3
   End-of-Period Actual                     281.4        0.0    281.4

    The accompanying notes are an integral part of these financial tables.










                                Table 5
                              IMS Health
                       SEC Income Statement (a)
                    Nine Months Ended September 30
               (unaudited, in millions except per share)

                                               2003      2002  % Fav
                                                SEC       SEC  (Unfav)
                                             -------------------------
Revenue
   Sales Management                            $599.7   $546.2    10 %
   Market Research                              359.9    315.2    14
   Other                                         38.0     38.3    (1)
                                             --------- --------
   Total                                        997.7    899.7    11

Operating Expenses
   Operating Costs                             (406.3)  (345.8)  (17)
   Selling and Administrative                  (252.8)  (228.8)  (10)
   Depreciation and Amortization                (55.0)   (38.2)  (44)
   Severance, Impairment & other charges (h)    (37.2)     0.0    NM
                                             --------- --------
   Total                                       (751.3)  (612.7)  (23)

Operating Income                                246.4    286.9   (14)

Interest expense, net                            (8.4)    (5.9)
Gains from investments, net (d)                   1.1      2.5
Loss on issuance of investees' stock, net (e)    (0.4)    (0.6)
Other expense, net (f)                          (21.8)   (17.8)
                                             --------- --------
Pretax Income                                   216.9    265.0   (18)

Provision for Income Taxes (g)                 (130.5)   (82.7)
TriZetto Equity Loss, Net (b)                    (0.2)    (0.7)
TriZetto impairment charge, net (i)             (14.8)     0.0
                                             --------- --------
Net Income from continuing operations            71.4    181.6   (61)

Income from discontinued operations - CTS (c)     2.8     21.9
Gain on discontinued operations - CTS (j)       495.1      0.0
                                             --------- --------
Net Income                                     $569.2   $203.4   180

Diluted EPS:
      Income from continuing operations          0.29     0.63
      Income from discontinued operations -
       CTS (c)                                   0.01     0.08
      Gain on discontinued operations -
       CTS (j)                                   2.00     0.00
                                             --------- --------
      Total Diluted EPS                         $2.30     0.70   229 %

Shares Outstanding:
   Weighted Average Diluted                     247.9    288.6    14 %
   End-of-Period Actual                         239.5    281.4    15

    The accompanying notes are an integral part of these financial tables.






                                Table 6
                              IMS Health
                     Adjusted Income Statement (a)
                    Nine Months Ended September 30
               (unaudited, in millions except per share)

                                    2003     2002     % Fav Constant $
                                   Adjusted Adjusted (Unfav)  Growth
                                  ------------------------------------
Revenue
   Sales Management                 $599.7    $546.2    10 %    3 %
   Market Research                   359.9     315.2    14      7
   Other                              38.0      38.3    (1)    (4)
                                  --------- ---------
   Total                             997.7     899.7    11      4

Operating Expenses
   Operating Costs                  (406.3)   (345.8)  (17)
   Selling and Administrative       (252.8)   (228.8)  (10)
   Depreciation and Amortization     (55.0)    (38.2)  (44)
                                  --------- ---------
   Total                            (714.1)   (612.7)  (17)

Operating Income                     283.6     286.9    (1)    (7)

Interest expense, net                 (8.4)     (5.9)  (41)
Other expense, net                   (17.2)    (10.9)  (58)
                                  --------- ---------
Pretax Income                        258.0     270.1    (4)

Provision for Income Taxes           (79.5)    (84.8)    6
TriZetto Equity Loss, Net (b)         (0.2)     (0.7)   74
                                  --------- ---------
Net Income from continuing
 operations                          178.4     184.6    (3)%

Income from discontinued
 operations - CTS (c)                  2.8      16.9   (84)
                                  --------- ---------
Net Income                          $181.2    $201.5   (10)%

Diluted EPS:
      Income from continuing
       operations                     0.72      0.64    13
      Income from discontinued
       operations - CTS (c)           0.01      0.06   (83)
                                  --------- ---------
      Total Diluted EPS              $0.73     $0.70     4 %

Shares Outstanding:
   Weighted Average Diluted          247.9     288.6    14 %
   End-of-Period Actual              239.5     281.4    15


    The accompanying notes are an integral part of these financial tables







                                Table 7
                              IMS Health
       Reconciliation from SEC to Adjusted Income Statement (a)
                  Nine Months Ended September 30 2003
               (unaudited, in millions except per share)


                                                              Adjusted
                                        SEC Q3 YTD Adjustments Q3 YTD
                                        ------------------------------
Revenue
   Sales Management                        $599.7       $0.0   $599.7
   Market Research                          359.9        0.0    359.9
   Other                                     38.0        0.0     38.0
                                          --------- --------- --------
   Total                                    997.7        0.0    997.7

Operating Expenses
   Operating Costs                         (406.3)       0.0   (406.3)
   Selling and Administrative              (252.8)       0.0   (252.8)
   Depreciation and Amortization            (55.0)       0.0    (55.0)
   Severance, impairment & other
    charges (h)                             (37.2)      37.2      0.0
                                          --------- --------- --------
   Total                                   (751.3)      37.2   (714.1)

Operating Income                            246.4       37.2    283.6

Interest expense, net                        (8.4)       0.0     (8.4)
Gains from investments, net (d)               1.1       (1.1)     0.0
Loss on issuance of investees' stock,
 net (e)                                     (0.4)       0.4      0.0
Other expense, net (f)                      (21.8)       4.6    (17.2)
                                          --------- --------- --------
Pretax Income                               216.9       41.1    258.0

Provision for Income Taxes (g)             (130.5)      51.0    (79.5)
TriZetto Equity Loss, Net (b)                (0.2)       0.0     (0.2)
TriZetto impairment charge, net (i)         (14.8)      14.8      0.0
                                          --------- --------- --------
Net Income from continuing operations        71.4      107.0    178.4

Income from discontinued operations -
 CTS (c)                                      2.8        0.0      2.8
Gain on discontinued operations - CTS (j)   495.1     (495.1)     0.0
                                          --------- --------- --------
Net Income                                 $569.2     (388.1)  $181.2

Diluted EPS:
      Income from continuing operations      0.29       0.43     0.72
      Income from discontinued operations
       - CTS (c)                             0.01       0.00     0.01
      Gain on discontinued operations
       - CTS (j)                             2.00      (2.00)    0.00
                                          --------- --------- --------
      Total Diluted EPS                     $2.30      (1.57)   $0.73

Shares Outstanding:
   Weighted Average Diluted                 247.9        0.0    247.9
   End-of-Period Actual                     239.5        0.0    239.5

   The accompanying notes are an integral part of these financial tables.








                                Table 8
                              IMS Health
       Reconciliation from SEC to Adjusted Income Statement (a)
                  Nine Months Ended September 30 2002
               (unaudited, in millions except per share)

                                                              Adjusted
                                           SEC Q3 Adjustments    Q3
                                           ---------------------------
Revenue
   Sales Management                        $546.2       $0.0   $546.2
   Market Research                          315.2        0.0    315.2
   Other                                     38.3        0.0     38.3
                                           -------- --------- --------
   Total                                    899.7        0.0    899.7

Operating Expenses
   Operating Costs                         (345.8)       0.0   (345.8)
   Selling and Administrative              (228.8)       0.0   (228.8)
   Depreciation and Amortization            (38.2)       0.0    (38.2)
                                           -------- --------- --------
   Total                                   (612.7)       0.0   (612.7)

Operating Income                            286.9        0.0    286.9

Interest expense, net                        (5.9)       0.0     (5.9)
Gains from investments, net (d)               2.5       (2.5)     0.0
Loss on issuance of investees' stock,
 net (e)                                     (0.6)       0.6      0.0
Other expense, net (f)                      (17.8)       6.9    (10.9)
                                           -------- ---------- -------
Pretax Income                               265.0        5.1    270.1

Provision for Income Taxes (g)              (82.7)      (2.1)   (84.8)
TriZetto Equity Loss, Net (b)                (0.7)       0.0     (0.7)
                                           -------- ---------- -------
Net Income from continuing operations       181.6        3.0    184.6

Income from discontinued operations -
 CTS (c)                                     21.9       (4.9)    16.9
                                           -------- ---------- -------
Net Income                                 $203.4       (2.0)  $201.5

Diluted EPS:
      Income from continuing operations      0.63       0.01     0.64
      Income from discontinued operations -
       CTS (c)                               0.08      (0.02)    0.06
                                           -------- ---------- -------
      Total Diluted EPS                     $0.70       0.00    $0.70

Shares Outstanding:
   Weighted Average Diluted                 288.6        0.0    288.6
   End-of-Period Actual                     281.4        0.0    281.4


   The accompanying notes are an integral part of these financial tables.







                                Table 9
                              IMS Health
               Selected Consolidated Balance Sheet Items
                       (unaudited, in millions)



                                      Sept. 30, 2003  Dec. 31, 2002
                                      --------------  -------------

Cash and cash equivalents                   $307.4       $289.3

Short-term marketable securities              34.3          0.0

Accounts receivable, net                     227.1        215.9

Short-term debt                              185.5        204.8

Long-term debt                               342.8        325.0



    The December 31, 2002 balance sheet has been restated to present CTS on a discontinued operations basis, consistent with the September 30, 2003 presentation. Cash and cash equivalents and accounts receivable, net exclude CTS amounts in all periods.
    The accompanying notes are an integral part of these financial tables.

                              IMS Health
                       NOTES TO FINANCIAL TABLES

    (a) "Adjusted Income Statements" (Tables 2 and 6) differ from the "SEC Income Statements" (Tables 1 and 5) by amounts that are detailed on Tables 3, 4, 7 and 8. Adjusted results generally exclude from corresponding U.S. GAAP measures items that are not related to the core business of IMS (such as gains/losses on non-core transactions, gains/losses on issuance of investees' stock, a tax provision related to D&B legacy and related subsequent tax transactions, etc.) and from time to time also have excluded items that are related to the core business of IMS but have been identified specifically by IMS management to have arisen from special historical circumstances that management does not expect to be relevant to the core business going forward (such as special restructuring, severance, impairment and other charges), together with the tax effect of these items. Management uses these adjusted results to evaluate its financial results for business decision-making, to develop budgets and to manage expenditures with respect to its core business. Management believes that the adjusted results are useful to investors as a supplement to historical U.S. GAAP information because they facilitate comparisons across periods, more clearly indicate trends and add insight into the Company's performance by focusing on the results generated by the Company's core operations. The method IMS uses to prepare adjusted results differs in significant respects from U.S. GAAP and is likely to differ from the methods used by other companies. Adjusted results should not be regarded as a replacement for corresponding U.S. GAAP measures, which provide more comprehensive information about the financial results of IMS. Investors are urged to review the detailed reconciliations of the adjusted measures to the comparable U.S. GAAP results.

    (b) TriZetto Equity Income in the third quarter of 2003 is based on preliminary information provided by TriZetto and includes IMS's share of TriZetto results as well as purchase accounting amortization expenses.

    (c) IMS divested its equity interest in CTS on February 6, 2003 via a split-off transaction. Income from discontinued operations includes IMS's share of CTS income on an after-tax basis for the portion of the first quarter of 2003 prior to the split-off, and for the entire first three quarters of 2002. Previously CTS had been consolidated into the IMS Health financial statements.

    (d) Gains from investments, net were $2.0 million in the third quarter of 2003, relating primarily to gains from the sale of Evolving Systems, net of fees for the Enterprise investments, compared with a gain of $1.2 million in the third quarter of 2002. Gains from investments, net were $1.1 million in the first nine months of 2003 compared to a gain of $2.5 million in the first nine months of 2002. These gains are excluded from adjusted results because they relate to non-strategic investments and are not related to IMS's core business operations.

    (e) Loss on issuance of investees' stock, net was $0.1 million in the third quarter of 2003 compared with a loss of $0.5 million in the third quarter of 2002. Loss on issuance of investees' stock, net was $0.4 million for the first nine months of 2003 compared to a loss of $0.6 million in the first nine months of 2002. These SAB 51 losses relate to the exercise of stock options by TriZetto employees and Trizetto share repurchases. They are excluded from adjusted results because they are not related to IMS's core business operations.

    (f) Other expense, net includes $0.4 million of expenses for legal fees in the third quarter of 2003 and zero in the third quarter of 2002, related to the IRI litigation. In the first nine months of 2003 IRI litigation fees were ($1.4) million compared with $0.8 million in the first nine months of 2002. These expenses are excluded from adjusted results because they relate to a D&B legacy matter and are not related to IMS's core business operations. In addition, Other expense, net excludes a quarterly phasing adjustment of foreign currency hedge gains (losses), net of ($4.6) million in the third quarter of 2003 and ($3.4) million in the third quarter of 2002. In the first nine months of 2003 the phasing adjustment was $6.0 million compared with $6.1 million in the first nine months of 2002. This phasing adjustment is made to adjusted results in order to more closely match the timing of foreign exchange hedge gains (losses) with the operating income being hedged. This phasing adjustment is zero at the end of the year, and the full amount of the foreign exchange hedge gains (losses) are reflected in both the U.S. GAAP and adjusted results on a full-year basis.

    (g) The tax provision for the third quarter of 2003 includes a tax provision of $2.1 million related to the items described in notes (d), (e) and (f). The tax provision in the first nine months of 2003 includes a tax benefit of $1.4 million relating to items described in notes (d), (e) and (f), and a tax benefit of $13.2 million related to the Severance, impairments and other charges described in note (h). These tax benefits are excluded from adjusted results because the related charges are excluded from adjusted results. In addition, the third quarter 2003 adjusted tax provision includes a phasing adjustment of $3.9 million; the phasing adjustment for the first nine months of 2003 was ($4.0) million. These relate to a Q1 tax benefit that is being recognized ratably in adjusted results throughout the full year. This phasing adjustment allows the full-year effective tax rate to be applied in each quarter to adjusted pretax results. The tax provision for the first nine months of 2003 also includes an accrual of $69.6 million related to a D&B legacy tax transaction and subsequent related transactions. This tax provision is excluded from adjusted results because it relates to legacy tax transactions and is not related to IMS's core business operations.

    (h) IMS incurred $37.2 million of expense in the first nine months of 2003 for severance, impairment and other charges, including severance for approximately 80 employees, contract cancellations and impairments, idle real estate facilities and software writedowns. These amounts are excluded from adjusted results because they represent costs that are not related to IMS's core operations on an on-going basis.

    (i) The TriZetto Impairment Charge, Net recorded in the first quarter of 2003 reduced the book value per share of IMS's investment in TriZetto shares ($6.14 per share) down to the March 31, 2003 market value per share ($4.13). This charge is excluded from adjusted results because it relates to a non-strategic investment and is not related to IMS's core business operations.

    (j) The split-off of CTS described in Note (c) generated a net gain of $495.1 million in the first quarter of 2003. This gain is calculated as the proceeds from the split-off less the book value of IMS's investment in CTS and transaction costs. No tax provision is provided as the split-off is expected to be a tax-free transaction. This gain is excluded from adjusted results as it relates to the divestiture of the business and is not related to IMS's ongoing core business operations.

    Amounts presented in the financial tables may not add due to rounding.

    These financial tables should be read in conjunction with IMS
Health's filings previously made or to be made with the Securities and Exchange Commission.


    CONTACT: IMS Health
             (Communications)
             Michael Gury, 203/319-4730
             or (Investor Relations)
             Darcie Peck, 203/319-4766